                          UNUM Life Insurance Company


Excerpt of Meeting of the Board of Directors September 13, 1991 at 9:00 a.m.

Corporate Restructuring

Reference was made to the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America and to the related material which was previously provided to the directors. After discussion, it was, on motion, duly

     RESOLVED, to approve the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") attached hereto as Attachment A, to be effective at 11:59 p.m., local time: (a) on December 31, 1991, if the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903 are filed with the Secretary of the State of Maine as required by (S)903 on or before December 31, 1991; or (b) on the day when the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903, are filed with the Secretary of the State of Maine as required by (S)903 if such filing is made after December 31, 1991 (the "Effective Date") as required by Section 903; and it was further

     RESOLVED, that such Plan and Agreement of Merger be submitted for approval to the Stockholders of the Company at a special meeting of Stockholders and that the Secretary of the Company is hereby directed to give notice of such meeting, including a copy of the Plan and Agreement of Merger, forthwith in the manner required by Section 902 of Title 13-A of the Maine Revised Statutes Annotated; and it was further

     RESOLVED, to authorize the Company to cease to maintain its existing licensing status in New York by surrendering its license to transact life insurance, accident and health insurance and annuity business as of the Effective Date; and it was further

     RESOLVED, to repay, in cash or other consideration, the outstanding Subordinated Surplus Debentures, Series B, Numbers 4-15, between UNUM Corporation and the Company in an aggregate principal sum of $60,000,000 plus accrued interest, upon the Effective Date, subject to approval by the Maine Superintendent of Insurance and subject to the further restrictions provided therein; and it was further

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolutions.

       WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
                IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                          UNUM LIFE INSURANCE COMPANY


     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 1.11 of Article I of the Bylaws of UNUM Life Insurance Company provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Corporation of Portland, Maine is the holder of record of one hundred percent (100%) of the issued and outstanding voting stock of UNUM Life Insurance Company;

     WHEREAS, Section 3 of Article IV of the By-Laws of UNUM Corporation, confers upon the President or any Vice President of said Corporation, the power to exercise any and all of the voting rights and privileges to which said Corporation, as holder of record of all shares of the stock of UNUM Life Insurance Company may be entitled to, including the right to consent in writing to actions taken by the Company in lieu of any meeting at which the vote of stockholders of the Company is required or permitted to be taken for or in connection with any corporate action; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company:

     RESOLVED, to approve the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") attached hereto as Attachment A, to be effective at 11:59 p.m., local time: (a) on December 31, 1991, if the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903 are filed with the Secretary of the State of Maine as required by (S)903 on or before December 31, 1991; or (b) on the day when the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903, are filed with the Secretary of the State of Maine as required by (S)903 if such filing is made after December 31, 1991 (the "Effective Date") as required by Section 903; and it was further

     RESOLVED, that the Board of Directors of the Company be, and they hereby are, authorized and empowered to abandon, by a majority vote of the entire Board, the Plan and Agreement of Merger prior to the Effective Date; and it was further

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolutions.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the 13th day of September, 1991.


                       James F. Orr III President
                       UNUM Corporation

                                                                    ATTACHMENT A



                        PLAN AND AGREEMENT OF MERGER OF

                          UNUM LIFE INSURANCE COMPANY

                                      AND

                      UNUM PENSION AND INSURANCE COMPANY

                                     INTO

                    UNUM LIFE INSURANCE COMPANY OF AMERICA



     PLAN AND AGREEMENT OF MERGER, entered into as of the 13th day of September, 1991, by and between UNUM Life Insurance Company, hereinafter sometimes referred to as UNUM Life, UNUM Pension and Insurance Company, hereinafter sometimes referred to as UPIC, and UNUM Life Insurance Company of America, hereinafter sometimes referred to as UNUM America, each of which is a Maine stock insurance company;

                                  WITNESSETH:

     WHEREAS, UNUM Life is a stock insurance company duly organized and existing under the laws of the State of Maine, having been incorporated in Maine on July 17, 1848, and is licensed to transact a life, health and life/health insurance and variable annuity business in the State of Maine; and

     WHEREAS, UPIC is a stock insurance company duly organized and existing under the laws of the State of Maine, having been incorporated in Maine on July 9, 1980, and is licensed to transact a life insurance business in the State of Maine; and

     WHEREAS, UNUM America is a stock insurance company duly organized and existing under the laws of the State of Maine, having been incorporated in Maine on August 24, 1966, and is licensed to transact a life, health, life/health and multi-line insurance business in the State of Maine; and

     WHEREAS, the Boards of Directors and stockholders of UNUM Life, -UPIC and UNUM America have each determined that merger of the three corporations, with UNUM America becoming the surviving corporation, will be in the best interests of the corporations and their respective stockholders and policyholders; and

     WHEREAS, the laws of the State of Maine permit such a merger;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for the purpose of prescribing the terms and conditions of such merger, the parties hereto hereby establish the terms and conditions of such merger and covenant and agree as follows:

1.   Merger. UNUM Life and UPIC shall, on the Effective Date as defined in
Section 6 herein, merge into UNUM America, and UNUM America shall be the surviving corporation in the merger. UNUM Life, UPIC and UNUM America are sometimes referred to hereinafter as the Constituent Companies.

2. Name of Surviving Corporation. The name of the surviving corporation shall, from and after the Effective Date of the merger, be UNUM Life Insurance Company of America (sometimes hereinafter referred to as the Surviving Corporation), until changed as provided by law.

3. Certificate of Incorporation. and Bylaws. The Articles of Incorporation of UNUM America in effect on the Effective Date shall be the Articles of Incorporation of the Surviving Corporation, until further altered or amended as provided by law.

     The Bylaws of UNUM America in effect on the Effective Date shall be the Bylaws of the Surviving Corporation, until further altered or amended as provided by law.

4. Capitalization of Constituent Companies. UNUM Life has authorized capital stock of 10.000,000 shares having a par value of $1.00 per share, 6,000,000 of which are issued and outstanding and are registered in the name of UNUM Corporation, a Delaware corporation.

     UPIC has authorized capital stock of 2,000,000 shares having a par value of $l.00 per share, 1,500,000 of which are issued and outstanding and are registered in. the name of UNUM Holding Company, a Delaware corporation, wholly owned by UNUM Corporation and hereinafter sometimes referred to as UNUM Holding.

     UNUM America has authorized capital stock of 250,000 shares having a par value of $10.00 per share, all of which are issued and outstanding and are registered in. the name of UNUM Holding.

5. Treatment of Shares of Constituent Companies The mode of carrying the Plan and Agreement of Merger into effect, and the treatment of shares of the Constituent Companies, shall be as follows:

     (a) The number and par value of authorized shares of UNUM America shall not be affected by the merger.

     (b) On the Effective Date, all of the issued and outstanding shares of common stock of UNUM Life, UPIC and UNUM America shall be converted into shares of the Surviving Corporation, in such proportions as shall be calculated in accordance with Attachment A hereto. From and after the Effective Date of the merger, and until surrendered to the Surviving Corporation, each outstanding certificate which prior to the Effective Date represented shares of outstanding common stock of UNUM Life, UNUM America or UPIC, shall be deemed for all purposes to evidence only a right to receive the merger consideration into which such shares have been converted by virtue of the merger.

     (c) After the Effective Date, UNUM Corporation way surrender all outstanding certificates representing common shares of UNUM Life to the Surviving Corporation and UNUM Corporation shall be entitled upon such surrender to receive a certificate or certificates representing the number of shares of common stock of the Surviving Corporation calculated in accordance with Attachment A, into which the common shares of UNUM Life therefore represented by such certificates shall have been converted.

     (d) After the Effective Date, UNUM Holding may surrender all outstanding certificates representing common shares of UPIC to the Surviving Corporation. and UNUM Holding shall be entitled upon. such surrender to receive a certificate or certificates representing the number of shares of common stock of the Surviving Corporation calculated in accordance with Attachment A, into which the common shares of UPIC theretofore represented by such certificates shall have been converted.

     (e) After the Effective Date, UNUM Holding may surrender all outstanding certificates representing common shares of UNUM America to the Surviving Corporation. and UNUM Holding shall be entitled upon such surrender to receive a certificate or certificates representing the number of shares of common stock of the Surviving Corporation calculated in accordance with Attachment A, into which the common shares of UNUM America theretofore represented by such certificates shall have been converted.

     (f) From and after the Effective Date of the merger, transfers of the shares of common stock of UNUM Life and of UPIC shall not be made on the stock transfer books of said corporations.


6. Effective Date. The merger shall be effective (the "Effective Date") as of 11:59 p.m., Eastern Standard Time: a) on December 31, 1991, if the Articles of Merger, in the form required by the provisions of 13-A. M.R.S.A. (S)903. are filed with the Secretary of the State of Maine as required by (S)903 on or before December 31, 1991; or b) on the day when the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903, are filed with the Secretary of the State of Maine as required by (S)903 if such filing is made after December 31, 1991.

7. Conditions to Merger. Anything herein or elsewhere to the contrary notwithstanding, the merger shall not be made effective unless prior to the Effective Date all of the following events shall have been completed:

     (a) This Plan and Agreement of Merger shall have been adopted by each of the Boards of Directors of UNUM

     Life, UPIC and UNUM America;

     (b) This Plan and Agreement of Merger shall have been approved by UNUM Corporation as the sole stockholder of UNUM Life and by UNUM Holding as the sole stockholder of UPIC and UNUM America; and

     (c) This Plan and Agreement of Merger shall have been filed with the Superintendent of Insurance of the State of Maine and approved in accordance with the applicable provisions of the Maine Statutes.

8. Effect of Merger. On the Effective Date:

     (a) The separate existence of UNUM Life and of UFIC shall cease and UNUM America shall succeed to and possess all the rights, privileges, powers, franchises and interests of UNUM Life and UPIC respectively in and to every species of property, real, personal and mixed, and things in action thereunto belonging, all of which shall be deemed as transferred to and vested in UNUM America, without any other deed or transfer.

     (b) Simultaneously therewith, UNUM America shall be deemed to have assumed all of the liabilities, and obligations of UNUM Life and UPIG respectively, which shall be preserved unimpaired by the merger. The merger will not alter the terms of any insurance coverage provided by any insurance policies or contracts issued by the Constituent Companies and will have no effect upon the insurance benefits or premiums payable under such policies or contracts. After the Effective Date, UNUM America shall administer the Participation Fund Account, established to provide for the continued maintenance of Union Mutual Life Insurance Company's policyholder dividend practices (relative to. certain individual life insurance policies and individual annuity contracts) in effect at the time, of said company's recapitalization and conversion, in accordance with the Plan of Operation dated May 9, 1986.

     (c) No liability or obligation due or to become due, claim or demand for any cause existing against UNUM Life or UPIC, or any stockholder, officer or director thereof, shall be releasedeor impaired by such merger, and no action or proceeding, civil or criminal, then pending by or against UNUM Life or UPIC, or any stockholder. officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger bad not occurred, or UNUM America may be substituted in any such action in place of UNUM Life or UPIC, as the case may be.

9. Notification of Policyholders and Group Annuity Contractholders. Following the Effective Date of the merger, all existing policyholders and group annuity contractholders of UNUM Life and UPIC shall be notified of the merger and shall be provided with a confirmation that their coverage will continue uninterrupted and unaffected by the merger.

10. Directors and Officers. The members of the Board of Directors and the Officers of UNUM America on the Effective Date shall be and remain the members of the Board of Directors and the Officers of UNUM America until the next annual meeting of stockholders or directors, as the case may be, or until their successors have been chosen. and qualify in accordance with law.

11. Employees. All employees of UNUM Life immediately prior to the Effective Date shall be deemed transferred to UNUM America without interruption to or impairment of their employment or any attendant rights and benefits, including all pension and retirement plans and all other plans, agreements or arrangements of UNUM Life relating to its employees or any of them, in force on the Effective Date, unless and until otherwise determined by the Board of Directors of the Surviving Corporation or its designee.

12. Compensation. No director, officer, agent or employee of any of the Constituent Companies shall receive any fee, commission, compensation or other valuable consideration whatsoever for in any manner aiding, promoting or assisting in the merger, except for the remuneration such persons are entitled to receive in exchange for their services under the terms of the Constituent Companies' regular cash and noncash compensation programs established for their directors, officers, agents and employees generally; or, if outside professional advisors, in accordance with their normal billing practices.

13. Further Documents and Acts to Effectuate Merger. Upon approval of this Plan and Agreement of Merger by the stockholders of each of the Constituent Companies, the Boards of Directors and the proper officers thereof shall hereby be authorized, empowered and directed to do any and all acts and things, and to make, execute, acknowledge, deliver, file and record any and all instruments, papers and documents and cause to be performed all other and further acts within the State of Maine and elsewhere which shall be and become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger provided for herein.

14. Abandonment of Merger. This Plan and Agreement of Merger may be terminated or abandoned before it becomes effective without further action or approval by the stockholders of any of the Constituent Companies by majority vote of the Board of Directors of any Constituent Company.

     IN WITNESS WHEREOF, this Plan and Agreement of Merger having been authorized, adopted and approved by resolutions duly adopted by the respective Boards of Directors of UNUM Life, UPIC and UNUM America and having been approved by resolutions duly and unanimously adopted by the stockholders of each of the Constituent Companies each such company has caused this Plan and Agreement of Merger to be signed by its President and Secretary as of the date first written above under the corporate seals of the respective Constituent Companies.



                                    UNUM FIFE INSURANCE COMPANY


(CORPORATE SEAL)                    By__________________________

                                      James F. Orr III  President


ATTEST:

                                    ____________________________
                                    Kevin J. Tierney, Secretary





                                     UNUM LIFE INSURANCE COMPANY OF AMERICA


(CORPORATE SEAL)                     By_________________________
                                     James F. Orr III, President



ATTEST:                              ___________________________
                                     Kevin J. Tierney, Secretary



(CORPORATE SEAL)                     By_________________________
                                     James F. Orr III, President



ATTEST:
                                     ____________________________
                                     Kevin J. Tierney, Secretary



                                                                    ATTACHMENT A

                    Exchange of Constituent Company Shares

The number of shares to be exchanged for the shares outstanding of each of the Constituent Companies shall be calculated as follows:

1. Calculate the assumed capitalization of UNUM Corporation by adding the sum of its equity capital and external debt as of 12/31/91 where equity capital equals shares outstanding multiplied by the closing price of UNUM Corporation Common Stock as reported on the NYSE on the last business day prior to the Effective Date of the merger

2. Calculate the enterprise capitalization of the insurance subsidiaries by subtracting the following from the assumed capitalization (calculated in step
1):

     a. The assumed market capitalization of UNUM Corporation's United Kingdom subsidiaries, calculated by subtracting from the purchase price of $120 million any purchase price paid to UNUM in respect of any of such companies which have been sold as of the merger date;

     b. $931.5 million, representing the capital, surplus and Mandatory Securities Valuation Reserve as at 12/31/90, adjusted for outstanding surplus notes, of each of UNUM Corporation's U.S. insurance subsidiaries; and

     c. The net value (negative or positive) of UNUM Corporation's assets (other than the common stock of its subsidiaries and surplus notes) minus its liabilities (other than external debt, but including amounts payable to subsidiaries under revolving credit arrangements) as at 12/31/91.

3. Calculate a statutory earnings multiple by dividing the result of step 2 by $85.5 million (representing the statutory earnings for the year ended December 31, 1990 of the U. S. insurance subsidiaries of UNUM Corporation adjusted for non-recurring gains).

4. Multiply the statutory earnings multiple (calculated in step 3) by the statutory earnings for the year ended December 31, 1990 as adjusted for non-recurring gains of each of the respective Constituent Companies.

5. Calculate the market capitalization contribution of each Constituent Company by adding the gain component (calculated in step 4) for such company to the capital, surplus and MSVR of such company as at 12/31/90, as adjusted for outstanding surplus notes.

6. Calculate the valuation ratio for each of the Constituent Companies by dividing the capitalization contribution of such company (calculated in step 5) by the total of the capitalization contributions of all three Constituent Companies.

7. The number of shares to be issued in. exchange for all of the outstanding shares of each of the constituent companies shall equal the valuation ratio for such company (calculated in step 6) multiplied by 250,000, representing the total number of shares to be issued by the Surviving Corporation.

       WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
                IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                          UNUM LIFE INSURANCE COMPANY


     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 1.11 of Article I of the Bylaws of UNUM Life Insurance Company provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Corporation of Portland, Maine is the holder of record of one hundred percent (100%) of the issued and outstanding voting stock of UNUM Life Insurance Company;

     WHEREAS, Section 3 of Article IV of the By-Laws of UNUM Corporation, confers upon the President or any Vice President of said Corporation, the power to exercise any and all of the voting rights and privileges to which said Corporation, as holder of record of all shares of the stock of UNUM Life Insurance Company may be entitled to, including the right to consent in writing to actions taken by the Company in lieu of any meeting at which the vote of stockholders of the Company is required or permitted to be taken for or in connection with any corporate action; and

     WHEREAS, by written consent on September 13, 1991, the stockholders approved the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company:

     RESOLVED, to amend the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") by substituting
     Exhibit I, as attached, for Attachment A thereto.

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolution.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the_____ of November , 1991.



                                  /s/  James F. Orr III
                                  ---------------------

                                  James F. Orr III

                                  President

                                  UNUM Corporation

                                                                       Exhibit I


                                 Attachment A


The number of shares to be issued in exchange for the shares outstanding of each of the Constituent Companies shall be as follows:


In respect of the shares of UPIC:               1,521

In respect of the shares of UNUM America:     435,663

In respect of the shares of UNUM Life:         62,816


        WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
                IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                          UNUM LIFE INSURANCE COMPANY


     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 1.11 of Article I of the Bylaws of UNUM Life Insurance Company provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Corporation of Portland, Maine is the holder of record of one hundred percent (100%) of the issued and outstanding voting stock of UNUM Life Insurance Company;

     WHEREAS, Section 3 of Article IV of the By-Laws of UNUM Corporation, confers upon the President or any Vice President of said Corporation, the power to exercise any and all of the voting rights and privileges to which said Corporation, as holder of record of all shares of the stock of UNUM Life Insurance Company may be entitled to, including the right to consent in writing to actions taken by the Company in lieu of any meeting at which the vote of stockholders of the Company is required or permitted to be taken for or in connection with any corporate action; and

     WHEREAS, by written consent on September 13, 1991, the stockholders approved the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger"); and

     WHEREAS, by written consent on November 25, 1991, the stockholders amended the Plan and Agreement of Merger; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company:

     RESOLVED, to amend the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") by substituting
     Exhibit I, as attached, for Attachment A thereto.

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolution.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the 2nd day of December, 1991.


                                    /s/  James F. Orr III
                                    ---------------------
                                    James F. Orr III
                                    President
                                    UNUM Corporation

                                 (BLANK PAGE)

                                                                       Exhibit I


                                 Attachment A


The number of shares to be issued in exchange for the shares outstanding of each of the Constituent Companies shall be as follows:

In respect of the shares of UPIC:    7,909

In respect of the shares of UNUM America:  429,453

In respect of the shares of UNUM Life:  62,638

       WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
                IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                          UNUM LIFE INSURANCE COMPANY


     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 1.11 of Article I of the Bylaws of UNUM Life Insurance Company provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Corporation of Portland, Maine is the holder of record of one hundred percent (100%) of the issued and outstanding voting stock of UNUM Life Insurance Company;

     WHEREAS, Section 3 of Article IV of the By-Laws of UNUM Corporation, confers upon the President or any Vice President of said Corporation, the power to exercise any and all of the voting rights and privileges to which said Corporation, as holder of record of all shares of the stock of UNUM Life Insurance Company may be entitled to, including the right to consent in writing to actions taken by the Company in lieu of any meeting at which the vote of stockholders of the Company is required or permitted to be taken for or in connection with any corporate action; and

     WHEREAS, by written consent on September 13, 1991, the stockholders approved the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger"); and

     WHEREAS, by written consents on November 25, 1991 and December 2, 1991, the stockholders amended the Plan and Agreement of Merger; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company:

     RESOLVED, to amend Sections 4 and 5 of the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") in their entirety as indicated on Attachment A hereto.

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolution.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the 13th day of December, 1991.


                                  ------------------------------
                                  James F. Orr III
                                  President
                                  UNUM Corporation

                     UNUM Life Insurance Company of America


Excerpt of Meeting of the Board of Directors September 13, 1991 at 9:00 a.m.


Corporate Restructuring
-----------------------

Reference was made to the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America and to the related material which was previously provided to the directors. After discussion, it was, on motion, duly

     RESOLVED, to approve the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") attached hereto as Attachment A, to be effective at 11:59 p.m., local time: (a) on December 31, 1991, if the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903 are filed with the Secretary of the State of Maine as required by (S)903 on or before December 31, 1991; or (b) on the day when the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903, are filed with the Secretary of the State of Maine as required by (S)903 if such filing is made after December 31, 1991 (the "Effective Date") as required by Section 903; and it was further

     RESOLVED, that such Plan and Agreement of Merger be submitted for approval to the Stockholders of the Company at a special meeting of Stockholders and that the Secretary of the Company is hereby directed to give notice of such meeting, including a copy of the Plan and Agreement of Merger, forthwith in the manner required by Section 902 of Title 13-A of the Maine Revised Statutes Annotated; and it was further

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolutions.

       WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
               IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                    UNUM LIFE INSURANCE COMPANY OF AMERICA

     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 2.11 of Article II of the Bylaws of UNUM Life Insurance Company of America provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Holding Company of record of one hundred percent (100%) stock of UNUM Life Insurance Company

Portland, Maine is the holder of the issued and outstanding voting of America;

     WHEREAS, the Board of Directors of UNUM Holding Company, pursuant to authority conferred upon it by its Bylaws, by a vote duly taken at a meeting of the Board of Directors on February 7, 1991, has authorized Kevin J. Tierney to exercise any and all of the voting rights and privileges to which said Company, as holder of record of all shares of the stock of UNUM Life Insurance Company of America may be entitled to, including the right to consent in writing to actions taken by the Company in lieu of any meeting at which the vote of stockholders of the Company is required or permitted to be taken for or in connection with any corporate action; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company of America:

     RESOLVED, to approve the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") attached hereto as Attachment A, to be effective at 11:59 p.m., local time: (a) on December 31, 1991, if the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903 are filed with the Secretary of the State of Maine as required by (S)903 on or before December 31, 1991; or (b) on the day when the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903, are filed with the Secretary of the State of Maine as required by (S)903 if such filing is made after December 31, 1991 (the "Effective Date") as required by Section 903; and it was further

     RESOLVED, that the Board of Directors of the Company be, and they hereby are, authorized and empowered to abandon, by a majority vote of the entire Board, the Plan and Agreement of Merger prior to the Effective Date; and it was further

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolutions.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the 13th day of September, 1991.

                                        /s/  James F. Orr III
                                        -------------------------
                                             James F. Orr III
                                                President
                                           UNUM Holding Company

                                                                    ATTACHMENT A



                        PLAN AND AGREEMENT OF MERGER OF

                          UNUM LIFE INSURANCE COMPANY

                                      AND

                      UNUM PENSION AND INSURANCE COMPANY

                                     INTO

                    UNUM LIFE INSURANCE COMPANY OF AMERICA



     PLAN AND AGREEMENT OF MERGER, entered into as of the 13th day of September, 1991, by and between UNUM Life Insurance Company, hereinafter sometimes referred to as UNUM Life, UNUM Pension and Insurance Company, hereinafter sometimes referred to as UPIC, and UNUM Life Insurance Company of America, hereinafter sometimes referred to as UNUM America, each of which is a Maine stock insurance company;


                                  WITNESSETH:

     WHEREAS, UNUM Life is a stock insurance company duly organized and existing under the laws of the State of Maine, having been incorporated in Maine on July 17, 1848, and is licensed to transact a life, health and life/health insurance and variable annuity business in the State of Maine; and

     WHEREAS, UPIC is a stock insurance company duly organized and existing under the laws of the State of Maine, having been incorporated in Maine on July 9, 1980, and is licensed to transact a life insurance business in the State of Maine; and

     WHEREAS, UNUM America is a stock insurance company duly organized and existing under the laws of the State of Maine, having been incorporated in Maine on August 24, 1966, and is licensed to transact a life, health, life/health and multi-line insurance business in the State of Maine; and

     WHEREAS, the Boards of Directors and stockholders of UNUM Life, UPIC and UNUM America have each determined that merger of the three corporations, with UNUM America becoming the surviving corporation, will be in the best interests of the corporations and their respective stockholders and policyholders; and

     WHEREAS, the laws of the State of Maine permit such a merger;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for the purpose of prescribing the terms and conditions of such merger, the parties hereto hereby establish the terms and conditions of such merger and covenant and agree as follows:

1.   Merger.  UNUM Life and UPIC shall, on the Effective Date as defined in
Section 6 herein. merge into UNUM America, and UNUM America shall be the surviving corporation in the merger UNUM Life, UPIC and UNUM America are sometimes referred to hereinafter as the Constituent Companies.

2. Name of Surviving Corporation. The name of the surviving corporation shall, from and after the Effective Date of the merger. be UNUM Life Insurance Company of America (sometimes hereinafter referred to as the Surviving Corporation), until changed as provided by law.

3. Certificate of Incorporation and Bylaws. The Articles of Incorporation of UNUM America in effect on the Effective Date shall be the Articles of Incorporation of the Surviving Corporation, until further altered or amended as provided by law.

     The Bylaws of UNUM America in effect on the Effective Date shall be the Bylaws of the Surviving Corporation, until further altered or amended as provided by law.

4. Capitalization of Constituent Companies. UNUM Life has authorized capital stock of 10,000,000 shares having a par value of $1.00 per share, 6,000,000 of which are issued and outstanding and are registered in the name of UNUM Corporation, a Delaware corporation.

     UPIC has authorized capital stock of 2,000,000 shares having a par value of $1.00 per share, 1,500,000 of which are issued and outstanding and are registered in the name of UNUM Holding Company, a Delaware corporation, wholly owned by UNUM Corporation and hereinafter sometimes referred to as UNUM Holding.

     UNUM America has authorized capital stock of 250,000 shares having a par value of $10.00 per share, all of which are issued and outstanding and are registered in the name of UNUM Holding.

5. Treatment of Shares of Constituent Companies. The mode of carrying the Plan and Agreement of Merger into effect, and the treatment of shares of the Constituent Companies, shall be as follows:

     (a) The number and par value of authorized shares of UNUM America shall not be affected by the merger.

     (b) On the Effective Date, all of the issued and outstanding shares of common stock of UNUM Life, UPIC and UNUM America shall be converted into shares of the Surviving Corporation, in such proportions as shall be calculated in accordance with Attachment A hereto. From and after the Effective Date of the merger, and until surrendered to the Surviving Corporation, each outstanding certificate which prior to the Effective Date represented shares of outstanding common stock of UNUM Life, UNUM America or UPIC, shall be deemed for all purposes to evidence only a right to receive the merger consideration into which such shares have been converted by virtue of the merger.

     (c) After the Effective Date, UNUM Corporation may surrender all outstanding certificates representing common shares of UNUM Life to the Surviving Corporation and UNUM Corporation shall be entitled upon such surrender to receive a certificate or certificates representing the number of shares of common stock of the Surviving Corporation calculated in accordance with Attachment A, into which the common shares of UNUM Life theretofore represented by such certificates shall have been converted.

     (d) After the Effective Date, UNUM Holding may surrender all outstanding certificates representing common shares of UPIC to the Surviving Corporation and UNUM Holding shall be entitled upon such surrender to receive a certificate or certificates representing the number of shares of common stock of the Surviving Corporation calculated in accordance with Attachment A, into which the common shares of UPIC theretofore represented by such certificates shall have been converted.

     (e) After the Effective Date, UNUM Holding may surrender all outstanding certificates representing common shares of UNUM America to the Surviving Corporation and UNUM Holding shall be entitled upon such surrender to receive a certificate or certificates representing the number of shares of common stock of the Surviving Corporation calculated in accordance with Attachment A, into which the common shares of UNUM America theretofore represented by such certificates shall have been converted.

     (f) From and after the Effective Date of the merger, transfers of the shares of common stock of UNUM Life and of UPIC shall not be made on the stock transfer books of said corporations.

6. Effective Date. The merger shall be effective (the "Effective Date") as of 11:59 p.m., Eastern Standard Time: a) on December 31, 1991, if the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903, are filed with the Secretary of the State of Maine as required by (S)903 on or before December 31, 1991; or b) on the day when the Articles of Merger, in the form required by the provisions of 13-A M.R.S.A. (S)903, are filed with the Secretary of the State of Maine as required by (S)903 if such filing is made after December 31, 1991.

7. Conditions to Merger. Anything herein or elsewhere to the contrary notwithstanding, the merger shall not be made effective unless prior to the Effective Date all of the following events shall have been completed:

     (a) This Plan and Agreement of Merger shall have been adopted by each of the Boards of Directors of UNUM Life, UPIC and UNUM America:

     (b) This Plan and Agreement of Merger shall have been approved by UNUM Corporation as the sole stockholder of UNUM Life and by UNUM Holding as the sole stockholder of UPIC and UNUM America; and

     (c) This Plan and Agreement of Merger shall have been filed with the Superintendent of Insurance of the State of Maine and approved in accordance with the applicable provisions of the Maine Statutes.

8.   Effect of Merger.  On the Effective Date:

     (a) The separate existence of UNUM Life and of UPIC shall cease and UNUM America shall succeed to and possess all the rights, privileges, powers, franchises and interests of UNUM Life and UPIC respectively in and to every species of property, real, personal and mixed, and things in action thereunto belonging, all of which shall be deemed as transferred to and vested in UNUM America, without any other deed or transfer.

     (b) Simultaneously therewith, UNUM America shall be deemed to have assumed all of the liabilities and obligations of UNUM Life and UPIC respectively, which shall be preserved unimpaired by the merger. The merger will not alter the terms of any insurance coverage provided by any insurance policies or contracts issued by the Constituent Companies and will have no effect upon the insurance benefits or premiums payable under such policies or contracts. After the Effective Date, UNUM America shall administer the Participation Fund Account, established to provide for the continued maintenance of Union Mutual Life Insurance Company's policyholder dividend practices (relative to certain individual life insurance policies and individual annuity contracts) in effect at the time of said company's recapitalization and conversion, in accordance with the Plan of Operation dated May 9, 1986.

     (c) No liability or obligation due or to become due, claim or demand for any cause existing against UNUM Life oar UPIC, or any stockholder, officer or director thereof, shall be released or impaired by such merger, and no action or proceeding, civil or criminal, then pending by or against UNUM Life OraUPIC, or any stockholder, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or UNUM America may be substituted in any such action in place of UNUM Life or UPIC, as the case may be.

9. Notification of Policyholders and Group Annuity Contractholders. Following the Effective Date of the merger, all existing policyholders and group annuity contractholders of UNUM Life and UPIC shall be notified of the merger and shall be provided with a confirmation that their coverage will continue uninterruped and unaffected by the merger.

10. Directors and Officers. The members of the Board of Directors and the Officers of UNUM America on the Effective Date shall be and remain the members of the Board of Directors and the Officers of UNUM America until the next annual meeting of stockholders or directors, as the case may be, or until their successors have been chosen and qualify in accordance with law.

11. Employees. All employees of UNUM Life immediately prior to the Effective Date shall be deemed transferred to UNUM America without interruption to or impairment of their employment or any attendant rights and benefits, including all pension and retirement plans and all other plans, agreements or arrangements of UNUM Life relating to its employees or any of them, in force on the Effective Date, unless and until otherwise determined by the Board of Directors of the Surviving Corporation or its designee.

12. Compensation. No director, officer, agent or employee of any of the Constituent Companies shall receive any fee, commission, compensation or other valuable consideration whatsoever for in any manner aiding, promoting or assisting in the merger, except for the remuneration such persons are entitled to receive in exchange for their services under the terms of the Constituent Companies regular cash and noncash compensation programs established for their directors, officers, agents and employees generally;, or, if outside professional advisors, in accordance with their normal billing practices.

13. Further Documents and Acts to Effectuate Merger. Upon approval of this Plan and Agreement of Merger by the stockholders of each of the Constituent Companies, the Boards of Directors and the proper officers thereof shall hereby be authorized, empowered and directed to do any and all acts and things, and to make, execute, acknowledge, deliver, file and record any and all instruments, papers and documents and cause to be performed all other and further acts within the State of Maine and elsewhere which shall be and become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger' or of the merger provided for herein.

14. Abandonment of Merger. This Plan and Agreement of Merger may be terminated or abandoned before it becomes effective without further action or approval by the stockholders of any of the Constituent Companies by majority vote of the Board of Directors of any Constituent Company.

IN WITNESS WHEREOF, this Plan and Agreement of Merger having been authorized, adopted, and approved by resolutions duly adopted by the respective Boards of Directors of UNUM Life, UPIC and UNUm America and having been approved by resolutions duly and unanimously adopted by the stockholders of each of the Constituent Companies, each such company has caused this Plan and Agreement of Merger to be signed by its President and Secretary as of the date first written above under the corporate seals of the respective Constituent Companies.


                                       UNUM LIFE INSURANCE COMPANY

   (CORPORATE SEAL)                    By /s/ James F. Orr III
                                          ------------------------------

   James F. Orr III, President


ATTEST:

                                          /s/  Kevin J. Tierney
                                          ------------------------------
                                          Kevin J. Tierney, Secretary


                                       UNUM PENSION AND INSURANCE COMPANY
   (CORPORATE SEAL)                    By /s/  James F. Orr III
                                          ------------------------------
                                       James F. Orr III, President


ATTEST:

                                       /s/  Kevin J. Tierney
                                       ---------------------------------

                                       Kevin K. Tierney, Secretary



                                       UNUM LIFE INSURANCE COMPANY OF AMERICA


   (CORPORATE SEAL)                    By /s/  James F. Orr III
                                          ------------------------------
                                          James F. Orr III, President


ATTEST:

                                       /s/  Kevin J. Tierney
                                       ---------------------

                                       Kevin J. Tierney, Secretary


                                                             Attachment  A

                Exchange of Constituent Company Shares


The number of shares to be exchanged for the shares outstanding of each of the Constituent Companies shall be calculated as follows:

1. Calculate the assumed capitalization of UNUM Corporation by adding the sum of its equity capital and external debt as of 12/31/91 where equity capital equals shares outstanding multiplied by the closing price of UNUM Corporation Common Stock as reported on the NYSE on the last business day prior to the Effective Date of the merger.

2. Calculate the enterprise capitalization of the insurance subsidiaries by subtracting the following from the assumed capitalization (calculated in step
1):

  a. The assumed market capitalization of UNUM Corporation's United Kingdom subsidiaries, calculated by subtracting from the purchase price of $120 million any purchase price paid to UNUM in respect of any of such companies which have been sold as of the merger date:

  b. $931.5 million, representing the capital, surplus and Mandatory Securities Valuation Reserve as at 12/31/90, adjusted for outstanding surplus notes, of each of UNUM Corporation's U.S. insurance subsidiaries: and

  c. The net value (negative or positive) of UNUM Corporation's assets (other than the common stock of its subsidiaries and surplus notes) minus its liabilities (other than external debt, but including amounts payable to subsidiaries under revolving credit arrangements) as at 12/31/91.

3. Calculate a statutory earnings multiple by dividing the result of step 2 by $85.5 million (representing the statutory earnings for the year ended December 31, 1990 of the U. S. insurance subsidiaries of UNUM Corporation adjusted for non-recurring gains).

4. Multiply the statutory earnings multiple (calculated in step 3) by the statutory earnings for the year ended December 31, 1990 as adjusted for non-recurring gains of each of the respective Constituent Companies.

5. Calculate the market capitalization contribution of each Constituent Company by adding, the gain component (calculated in step 4) for such company to the capital, surplus and MSVR of such company as at 12/31/90, as adjusted for outstanding surplus notes.

6. Calculate the valuation ratio for each of the Constituent Companies by dividing the capitalization contribution of such company (calculated in step 5) by the total of the capitalization contributions of all three Constituent Companies.

7. The number of shares to be issued in exchange for all of the outstanding shares of each of the constituent companies shall equal the valuation ratio for such company (calculated in step 6) multiplied by 250,000, representing the total number of shares to be issued by the Surviving Corporation.

       WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
                IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                    UNUM LIFE INSURANCE COMPANY OF AMERICA


     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 2.11 of Article II of the Bylaws of UNUM Life Insurance Company of America provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Holding Company of Portland, Maine is the holder of record of one hundred percent (100%) of the issued and outstanding voting stock of UNUM Life Insurance Company of America;

     WHEREAS, the Board of Directors of UNUM Holding Company, by a vote duly taken at a meeting of the Board of Directors on September 13, 1991, authorized James F. Orr III, as President of the Corporation, to vote the share~ of UNUM Life Insurance Company of America in favor of the Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America; and

     WHEREAS, by written consent on September 13, 1991, the stockholders of the Company approved such merger; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company of America:

     RESOLVED, to amend the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") by substituting
     Exhibit I, as attached, for Attachment A thereto.

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolution.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the 25th day of November, 1991.


                                       /s/
                                       ---------------------------
                                       James F. Orr III
                                       President
                                       UNUM Holding Company

                                                                       Exhibit I


                                 Attachment A



The number of shares to be issued in exchange for the shares outstanding of each of the Constituent Companies shall be as follows:

In respect of the shares of UPIC:            1,521

In respect of the shares of UNUM America:  435,663

In respect of the shares of UNUM Life:      62,816

       WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
                IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                    UNUM LIFE INSURANCE COMPANY OF AMERICA


     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 2.11 of Article II of the Bylaws of UNUM Life Insurance Company of America provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Holding Company of Portland, Maine is the holder of record of one hundred percent (100%) of the issued and outstanding voting stock of UNUM Life Insurance Company of America;

     WHEREAS, the Board of Directors of UNUM Holding Company, by a vote duly taken at a meeting of the Board of Directors on September 13, 1991, authorized James F. Orr III, as President of the Corporation, to vote the shares of UNUM Life Insurance Company of America in favor of the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger"); and

     WHEREAS, by written consent on September 13, 1991, the stockholders of the Company approved the Plan and Agreement of Merger; and

     WHEREAS, by written consent on November 25th, 1991, the stockholders of the Company amended the Plan and Agreement of Merger; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company of America:

     RESOLVED, to amend the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") by substituting
     Exhibit I, as attached, for Attachment A thereto.

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolution.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the 2nd day of December, 1991.



                                       --------------------
                                         James F. Orr III
                                            President
                                       UNUM Holding Company

                                                                       Exhibit I

                                 Attachment A

The number of shares to be issued in exchange for the shares outstanding of each of the Constituent Companies shall be as follows:

In respect of the shares of UPIC.            7,909

In respect of the shares of UNUM America:  429,453

In respect of the shares of UNUM Life:      62,638

                   ACTION TAKEN BY UNANIMOUS WRITTEN CONSENT

           OF SHAREHOLDERS OF UNUM LIFE INSURANCE COMPANY OF AMERICA


Pursuant to 13-A. M.R.S.A. Section 805(5). the undersigned, being the holder of all issued and outstanding shares of the Company entitled to vote on the following action, hereby consents to the taking of, and hereby takes the following action, such action being stated in the form of votes which shall have the same effect as if such votes were unanimously adopted at a Special Meeting of the Shareholders of the Company duly called and held on the date hereof, at which the undersigned shareholder was present and acting throughout, but in lieu of and without actually holding such meeting.

RESOLVED, that Section 4 of the Articles of Incorporation be amended to read in its entirety as follows:

     Capital Stock. The company shall have authorized capital and surplus in an amount not less than $5,000,000. The authorized capital stock shall consist of one million (1,000,000) shares of common stock with a par value of ten dollars ($10.00) per share. The aggregate par value of all shares which the Corporation shall have authority to issue is $10,000,000. Such shares shall be non-assessable. Subject to the conditions and limitations contained in Maine Law as the same may be amended from time to time, the company may have the right to change the capital stock by majority vote of the holders of stock issued and outstanding to such an amount as they deem necessary and expedient.

RESOLVED, that the Section 6.01 of Article 6 of the Corporation's Bylaws be deleted resulting in the renumbering of the subsequent sections within Article 6; and it was further

RESOLVED, that the Officers of the Corporation, or any one or more of them, be and they are hereby, authorized to execute and file proper certificates and to take all steps and do all acts and things that may be necessary and proper to comply with all applicable laws and provisions relating in any way to the subject matter of these resolutions.

                                       UNUM Holding Company
December 13, 1991

                                       By: /s/ James F. Orr III
                                           ---------------------------
                                       James F. Orr III, President

       WRITTEN CONSENT UNDER MAINE BUSINESS CORPORATION ACT SECTION 620
                IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS OF
                    UNUM LIFE INSURANCE COMPANY OF AMERICA


     WHEREAS, Section 620 of the Maine Business Corporation Act and Section 2.11 of Article II of the Bylaws of UNUM Life Insurance Company of America provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for, or in connection with, any corporate action, by any provision of Maine law, the meeting and vote of the stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; and

     WHEREAS, UNUM Holding Company of Portland, Maine is the holder of record of one hundred percent (100%) of the issued and outstanding voting stock of UNUM Life Insurance Company of America;

     WHEREAS, the Board of Directors of UNUM Holding Company, by a vote duly taken at a meeting of the Board of Directors on September 13, 1991, authorized James F. Orr III, as President of the Corporation, to vote the shares of UNUM Life Insurance Company of America in favor of the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger"); and

     WHEREAS, by written consent on September 13, 1991, the stockholders of the Company approved the Plan and Agreement of Merger; and

     WHEREAS, by written consents on November 25, 1991 and December 2, 1991, the stockholders of the Company amended the Plan and Agreement of Merger; and

     WHEREAS, the undersigned desires by this writing, filed with the Minutes of the proceedings of the Company to take various actions and to do so in lieu of holding a special meeting of the stockholders of the Company;

     NOW, THEREFORE, the following are adopted as actions taken by the stockholders of UNUM Life Insurance Company of America:

     RESOLVED, to amend Sections 4 and 5 of the Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life Insurance Company of America (the "Plan and Agreement of Merger") in their entirety as indicated on Attachment A hereto.

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered from time to time to execute or cause to be executed all such further documents and writings and to cause to take all such actions as such officers may deem necessary or desirable to give effect to the foregoing resolution.

     IN WITNESS WHEREOF, the undersigned has subscribed his name as of the 13th day of December, 1991.


                                       ----------------------
                                       James F. Orr III
                                       President
                                       UNUM Holding Company